UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): January 6, 2023

CVR PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35120	56-2677689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	UAN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 6, 2023, CVR Partners, LP, a Delaware limited partnership (the “Partnership”), together with its wholly-owned subsidiary, Coffeyville Resources Nitrogen Fertilizers, LLC, a Delaware limited liability company (“CRNF”), CapturePoint LLC, an unaffiliated Texas limited liability company (“CapturePoint”), and certain unaffiliated third-party investors (the “Investors”) entered into a Transaction Agreement (the “Transaction Agreement”), an Amended and Restated Limited Liability Company Agreement of CVR-CapturePoint LLC (the “LLC Agreement”) and related ancillary agreements, pursuant to which the Investors acquired certain membership interests in a newly formed tax equity joint venture (the “Tax Equity JV”) intended to qualify under the Internal Revenue Service safe harbor described in Revenue Procedure 2020-12 for certain joint ventures that are eligible to claim certain tax credits under Section 45Q of the Internal Revenue Code of 1986, as amended (“Section 45Q Credits”) that may result from certain carbon oxide capture and sequestration activities conducted at or in connection with CRNF’s Coffeyville, Kansas facility (collectively, the “45Q Transaction”). In connection with the 45Q Transaction, CRNF received an initial payment, net of expenses, of approximately $18 million, and is expected to also receive installment payments, payable quarterly, until March 31, 2030, totaling up to approximately $22 million for the seven-year period and potentially certain contingent payments over this same period if certain carbon oxide capture and sequestration milestones are met, totaling up to approximately $38 million. In the event that certain carbon oxide capture or sequestration requirements are not met, CRNF and CapturePoint may be required to pay certain specified damages payments to the Investors, up to the amount of payments received by CRNF and CapturePoint in connection with the 45Q Transaction, less the amount of Section 45Q Credits received by the Investors. CapturePoint will serve as manager of the Tax Equity JV, and the Partnership and CapturePoint are each obligated, subject to certain limitations, to indemnify the Investors for certain customary and other specified matters, including for breaches of representations and warranties, breaches of covenants, certain tax liabilities prior to the closing date, and for certain environmental and other liabilities and third-party claims.

The foregoing summaries of the Transaction Agreement and LLC Agreement do not purport to be complete and are qualified in their entirety by reference to the Transaction Agreement and LLC Agreement, as applicable, each of which will be filed with the Partnership’s quarterly report on Form 10-Q for the period ended March 31, 2023.

Item 7.01. Regulation FD Disclosure.

On January 11, 2023, the Partnership announced the signing of the Transaction Agreement and the LLC Agreement summarized in Item 1.01 above. A copy of the press release announcing the signing of the Transaction Agreement and the LLC Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as defined under federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the ability of the Tax Equity JV to realize the value of the Section 45Q Credits and the timing and amount of payments to be received by CRNF pursuant to the 45Q Transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “continue,” “could,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Partnership’s control, including, among others, operational upsets or changes in laws that could impact the amount and receipt of Section 45Q Credits and risks that are described in the Partnership’s most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and its other Securities and Exchange Commission filings. These risks may cause the Partnership’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by forward-looking statements. Given these risks and uncertainties, investors are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Partnership disclaims any intention or obligation to update publicly or revise its forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being “furnished” as part of this Current Report:

Exhibit Number	Exhibit Description

99.1	Press Release of CVR Partners, LP dated January 11, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2023

CVR Partners, LP
By: CVR GP, LLC, its general partner

By:	/s/ Dane J. Neumann
Dane J. Neumann
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary